Note 12 - Income Taxes (Details) - Effective Income Tax Rate Reconciliation - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Effective Income Tax Rate Reconciliation [Abstract]
Federal income tax at statutory rate	$ 677	$ 658
State tax, net of federal benefit	20	13
Stock compensation expense	49	35
Other	(23)	(12)
	$ 723	$ 694